Exhibit 10.93

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT TWO

TO

MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT

May 22, 2019

This Amendment Two (this “Amendment”) to the Repurchase Agreement (defined below), is entered into on May 22, 2019, by and between Wells Fargo Bank, N.A. (“Buyer”) and Caliber Home Loans, Inc. (“Seller”).

W I T N E S S E T H:

WHEREAS, Buyer and Seller have entered into that certain Master Repurchase Agreement and Securities Contract, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified hereafter, the “Repurchase Agreement”), along with the related Third Amended and Restated Addendum dated as of July 23, 2018 (as the same may be further amended, restated, supplemented or otherwise modified from time to time hereafter, the “Addendum,” and together with the Repurchase Agreement, the “Master Repurchase Agreement”); and

WHEREAS, Buyer and Seller wish to amend certain provisions of the Master Repurchase Agreement in order to tailor the contract as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

SECTION 1. Amendment to Repurchase Agreement. Annex A to the Repurchase Agreement is hereby amended by amending and restating Covenant (b) in its entirety as follows:

Maintenance of Profitability. Seller shall not permit, (i) as of the end of any four sequential Test Periods (starting with the Test Period ending June 30, 2019), Net Operating Income for the prior four sequential Test Periods (in the aggregate) to be less than [***], or (ii) for Net Operating Income during any Test Period to be a loss greater than an amount equal to [***] of its Adjusted Tangible Net Worth as of the last day of such Test Period.

SECTION 2. No Default; Representations and Warranties. To induce Buyer to provide the amendments set forth in Section 1, Seller hereby represents, warrants and covenants that:

(a) No Default or Event of Default has occurred and is continuing on the date hereof; and

(b) The representations and warranties of Seller contained in the Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 3. No Waiver. Buyer has not by this Amendment waived, is not waiving, and has no intention of waiving, any Default, Event of Default or breach of any term or provision of the Repurchase Agreement or any other Program Agreement, whether now existing or hereafter occurring.

SECTION 4. Defined Terms. Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Repurchase Agreement.

SECTION 5. Single Agreement. The foregoing amendment only relates to the Repurchase Agreement between Buyer and Seller. Except as expressly amended above, all of the terms and conditions of the Master Repurchase Agreement remain in full force and effect and are hereby reaffirmed.

SECTION 6. No Novation, Agreement in Full Force and Effect as Amended. The parties hereto have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other party under or in connection with the Master Repurchase Agreement or any of the other Program Agreements. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Obligations of the parties under the Master Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect, and (iii) any reference to the Master Repurchase Agreement in any Program Agreements shall be deemed to reference to this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 8. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[signatures appear on the following pages]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed to this Amendment Two to Master Repurchase Agreement and Securities Contract by their respective officers thereunto duly authorized as to the date first above written.

Buyer:

WELLS FARGO BANK, N.A.

By:	/s/ Kelly Kucsma
Name: Kelly Kucsma
Title: Director

[signatures continue on the following page]

Signature Page to Amendment Two to Master Repurchase Agreement and Securities Contract

Seller:

CALIBER HOME LOANS, INC.

By:	/s/ Glenn Minkoff
Name: GLENN MINKOFF
Title: SENIOR VICE PRESIDENT

[end of signatures]

Signature Page to Amendment Two to Master Repurchase Agreement and Securities Contract